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                                                                Exhibit 99(e)(1)

                             DISTRIBUTION AGREEMENT

     AGREEMENT dated as of the 19th day of February 2005, by and between each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the "Trust") on behalf of themselves and each of the Funds defined below, each having its principal place of business at 522 Fifth Avenue, New York, New York 10036, and JPMorgan Distribution Services, Inc. ("Distributor"), a Delaware corporation having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. THIS AGREEMENT SHALL BE EFFECTIVE FEBRUARY 19, 2005.

     WHEREAS, the Trust is an open-end, management investment company registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, it is intended that Distributor act as the distributor of the shares of beneficial interest ("Shares") of each of the investment portfolios of the Trust identified in Schedule B hereto as such Schedule may be amended from time to time (such portfolios being referred to individually as a "Fund" and collectively as the "Funds"); and

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.   SERVICES AS DISTRIBUTOR

     1.1. Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Trust then in effect under the Securities Act of 1933, as amended ("Securities Act"). As used in this Agreement, the term "registration statement" shall mean Parts A (the prospectuses), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Commission, together with any amendments thereto. The term "prospectus" shall mean each form of prospectus and Statement of Additional Information used by the Funds for delivery to shareholders and prospective shareholders after the effective dates of the above referenced registration statements, together with any amendments and supplements thereto.

     1.2. Distributor agrees to use best efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Trust understands that Distributor may presently and in the future be the distributor of the shares of several investment companies or series (together, "Companies") including Companies having investment objectives similar to those of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Companies. The Trust agrees that Distributor's duties to such Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

     Distributor may finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

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     1.3.   In its capacity as distributor of the Shares, all activities of
Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934 ("Exchange Act"). Distributor may, without further consent on the part of the Trust, subcontract for the performance of any services hereof with any affiliated or unaffiliated entity that is duly registered as a broker or dealer pursuant to Section 15 of the Exchange Act, provided, however, that Distributor shall be fully responsible to the Trust for the acts and omissions of any party with whom it contracts.

     1.4. Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

     1.5. Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

     1.6. Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

     1.7. The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

     1.8. The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Funds' books and accounts prepared by the Trust and (b) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

     1.9. The Trust represents to Distributor that, with respect to the Shares, all registration statements and prospectuses filed by the Trust with the Commission under the Securities Act have been prepared in conformity with requirements of said Act and rules and regulations of the Commission thereunder. The registration statement and prospectuses contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission and all statements of fact contained in any such registration statement and prospectuses are true and correct. Furthermore, neither any registration statement nor any prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any

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prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

     1.10. The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Trust agrees to indemnify, defend and hold Distributor, its several directors, officers and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which Distributor, its directors, officers and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon (i) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus, (ii) any omission, or alleged omission, to state a material fact, required to be stated in either any registration statement or any prospectus, or necessary to make the statements in either thereof not misleading, or (iii) any Trust advertisement or sales literature that is not in compliance with applicable laws, rules or regulations (including, but not limited to the Conduct Rules of the National Association of Securities Dealers, Inc.); provided, however, that the Trust's agreement to indemnify Distributor, its directors, officers or employees, and any such controlling person, shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus, advertisement or sales literature and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, advertisement or sales literature, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust's agreement to indemnify Distributor and the Trust's representations and warranties hereinbefore set forth in paragraph 1.9 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this Agreement. The Trust's agreement to indemnify Distributor, its directors, officers and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Trust being notified of any action brought against Distributor, its officers or employees, or any such controlling person, such notification to be given by letter or by facsimile addressed to the Trust at its principal office in New York, New York and sent to the Trust by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve to the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this paragraph 1.10. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. Such counsel shall consult with Distributor and give Distributor the opportunity to review any documents prepared by such counsel prior to filing the same with the court. In the event the Trust elects to assume the defense of any such suit and retain counsel

                                        3
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of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its directors, officers and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust shall not, without the written consent of Distributor, consent to entry of any judgment or enter into any settlement. Any judgment or settlement shall include as an unconditional term the giving by the claimant or plaintiff to Distributor and its directors, officers and employees, or any such controlling person, of a release from all liability in respect to such claim or litigation. The Trust's indemnification agreement contained in this paragraph 1.10 and the Trust's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its directors, officers and employees, or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement.

     This Agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several directors, officers and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

     1.11. Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectuses, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter or facsimile addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any

                                        4
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liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.11.

     1.12. No Shares shall be offered by either Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.12 shall in any way restrict or have an application to or bearing upon the Trust's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust's prospectuses, charter or by-laws.

     1.13. The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

            (a) of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information;

            (b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

            (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectuses then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

            (d) of all actions of the Commission with respect to any amendment to any registration statement or prospectuses which may from time to time be filed with the Commission.

     For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

     1.14. The Trust and Distributor acknowledge and agree on behalf of themselves and their directors, trustees, officers and employees that they may receive from each other information, or access to information, about the customers or about consumers generally (collectively, "Customer Information") including, but not limited to, nonpublic personal information such as a customer's name, address, telephone number, account relationships, account balances and account histories. All information, including Customer Information, obtained pursuant to this Agreement shall be considered confidential information. Neither party shall disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and
248.15 of Regulation S-P (17 CFR 248.1 - 248.30) in the ordinary course of carrying out the purposes of the Distribution Agreement. Distributor agrees to:

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            (a)   Limit access to Customer Information which is obtained
     pursuant to this Addendum to employees who have a need to know such Customer Information to effect the purposes of this agreement;

            (b) Safeguard and maintain the confidentiality and security of Customer Information which is obtained pursuant to this Addendum; and

            (c) Use Customer Information obtained pursuant to this Addendum only to carry out the purposes for which the Customer Information was disclosed and for no other purpose.

     Distributor shall not directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P.

     1.15. This Agreement shall be governed by the laws of the State of Delaware.

     1.16. The Distributor shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Distributor shall also provide the Fund's chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

2.   TERM, DURATION AND TERMINATION

     This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2005. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by (a) the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated with respect to a Fund without penalty, on not less than 60 days prior written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by Distributor. The termination of this Agreement with respect to one Fund or Trust shall not result in the termination of the Agreement with respect to any other Fund or Trust. This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

3.   SALE OF SHARES SUBJECT TO A FRONT-END SALES LOAD

     3.1. Under this Agreement, the following provisions shall apply with respect to the sale of and payment for those Shares sold at an offering price which includes a front-end sales

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load ("Front-End Load Shares") as described in the prospectuses of the Funds identified on Schedule C hereto (collectively, the "Front-End Load Funds"; individually a "Front-End Load Fund"):

            (a) Distributor shall have the right to purchase Front-End Load Shares from the Front-End Load Funds at their net asset value and to sell such Shares to the public against orders therefor at the applicable public offering price, as defined in Section 3.2 below. Distributor also shall have the right to pay all or a portion of the sales charge referred to in
     Section 3.2 below to brokers, dealers, and other financial institutions and intermediaries selling Front-End Load Shares.

            (b) Prior to the time of delivery of any Front-End Load Shares by a Front-End Load Fund to, or on the order of, Distributor, Distributor shall pay or cause to be paid to the Front-End Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. Distributor may retain all or a portion of any sales charge payable to brokers, dealers, and other financial institutions and intermediaries.

     3.2. The public offering price of Front-End Load Shares of a Front-End Load Fund shall be the net asset value of the Share, plus any applicable sales charge, all as set forth in the current prospectus of the Front-End Load Fund. The net asset value of Front-End Load Shares shall be determined in accordance with the provisions of the Trust's charter and by-laws, and the then-current prospectus of the Front-End Load Fund.

     3.3. The Front-End Load Funds reserve the right to issue, transfer or sell Front-End Load Shares at net asset value (a) in connection with merger or consolidation of the Trust or the Front-End Load Fund(s) with any other investment company or the acquisition by the Trust or the Front-End Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split;
(c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Shares pursuant to any exchange and reinvestment privileges described in any then-current prospectus of the Front-End Load Fund; and (e) otherwise in accordance with any then-current prospectus of the Front-End Load Fund.

4.   SHARES SUBJECT TO A RULE 12b-1 FEE

     4.1. Under this Agreement, the following provisions shall apply with respect to Shares of Classes of the Trust's Shares, other than those of a Class featuring a contingent deferred sales charge ("CDSC"), that are subject to a fee under a Distribution Plan under Rule 12b-1 ("Plan") as described in the prospectuses of the Funds and identified on Schedule D hereto (collectively, the "Distribution Plan Classes;" individually a "Distribution Plan Class"):

            (a) Distributor shall receive from the Trust all distribution fees, as applicable, at the rate and under the terms and conditions set forth in each Plan adopted by each Distribution Plan Class of each Fund, as such Plans may be amended from time to time, and subject to any further limitations on such fees as the Board may impose. Distributor's

                                        7
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     right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the applicable Plan (such effectiveness controlled exclusively by the terms of the Plan).

            (b) Distributor may reallow any or all of the distribution fees which it is paid by the Trust with respect to each Distribution Plan Class of each Fund to such brokers, dealers and other financial institutions and intermediaries as Distributor may from time to time determine.

5.   SHARES SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE

     5.1. The Trust may offer Shares subject to a CDSC. Distributor may pay brokers, dealers and other financial institutions and intermediaries commissions with regard to the sale of CDSC Shares. Under this Agreement, the following provisions shall apply with respect to Shares of a Class featuring a CDSC (a "CDSC Class") as described in the prospectuses of the Funds and identified on Schedules E and F hereto.

            (a) Distributor shall be entitled to receive all CDSC payments on Shares of a CDSC Class. Distributor may assign or sell to a third party (a "CDSC Financing Entity") all or a part of the CDSC payments on Shares of a CDSC Class that Distributor is entitled to receive under this Agreement. Distributor's right to payment on Shares of a CDSC Class shall continue after termination of this Agreement.

            (b) Distributor shall be entitled to receive all distribution fees at the rate and under the terms and conditions set forth in the Plan adopted by the Trust with respect to a CDSC Class on Shares sold. The distribution-related services rendered by Distributor for which Distributor is entitled to receive any portion of such fees shall be deemed to have been completed at the time of the initial purchase of the Shares taken into account in computing such portion of such fees. Distributor may assign or sell to a CDSC Financing Entity all or a part of the distribution fees Distributor is entitled to receive from the Trust under the Plan. Distributor's right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the Plan (such effectiveness controlled exclusively by the terms of such Plan). The Trust's obligation to pay distribution fees that are assigned to a CDSC Financing Entity or paid to Distributor in connection with the financing of CDSC Classes is absolute and unconditional as long as the Plan is effective and shall not be subject to any dispute, offset, counterclaim or defense whatsoever.

            (c) Distributor shall not be required to offer or sell Shares of a CDSC Class if the Plan adopted by the CDSC Class is terminated and unless and until it has received a binding commitment from a CDSC Financing Entity (a "Commitment") satisfactory to Distributor which Commitment shall cover all expenses and fees related to the offer and sale of such Shares of the CDSC Class including but not limited to dealer reallowances, financing commitment fees, and legal fees. If at any time during the term of this Agreement the Plan adopted by the CDSC Class terminates or the then-current CDSC financing is terminated through no fault of Distributor, Distributor has the right to immediately suspend CDSC Share sales until substitute financing becomes effective.

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            (d)   Distributor may enter into arrangements regarding the
     financing of commissions pertaining to the sale of shares of a CDSC Class only upon written approval of the Trust's Treasurer, or his or her designee, such approval not to be unreasonably withheld.

            (e) Distributor and the Trust hereby agree that the terms and conditions set forth herein regarding the offer and sale of Shares of a CDSC Class may be amended upon approval of both parties in order to comply with the terms and conditions of any agreement with a CDSC Financing Entity to finance the costs for the offer and sale of Shares of a CDSC Class so long as such terms and conditions are in compliance with the Plan.

6.   LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

     The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

     The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Declaration of Trust or charter.

7.   ANTI-MONEY LAUNDERING

     Each of Distributor and the Trust acknowledges that it is a financial institution subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT ACT) Act of 2001 and the Bank Secrecy Act (collectively, the "AML Acts"), which require among other things, that financial institutions adopt compliance programs to guard against money laundering. Each represents and warrants to the other that it is in compliance with and will continue to comply with the AML Acts and applicable regulations in all relevant respects. Each of Distributor and the Trust agrees that it will take such further steps, and cooperate with the other, to facilitate such compliance, including but not limited to the provision of copies of its written procedures, policies and controls related thereto ("AML Operations"). Distributor undertakes that it will grant to the Trust, the Trust's compliance officer and the applicable regulatory agencies, reasonable access to copies of Distributor's AML Operations, books and records pertaining to the Trust. Distributor also hereby agrees to comply with all applicable laws and regulations relating to anti-money laundering and terrorist financing and with the provisions of the Funds' and Distributor's anti-money laundering program designed to guard against money laundering activities.

                                        9
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8.   COUNTERPARTS

     This Agreement may be executed by the parties in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same Agreement.

                           [SIGNATURE PAGE(S) FOLLOW]

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

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.


                               J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                               J.P. MORGAN MUTUAL FUND GROUP
                               J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                               UNDISCOVERED MANAGERS FUNDS
                               J.P. MORGAN FLEMING SERIES TRUST
                               J.P. MORGAN SERIES TRUST II
                               JPMORGAN TRUST I
                               JPMORGAN TRUST II
                               EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:   /s/ Robert L. Young
                                      -------------------
                                      Name: Robert L. Young
                                      Title: Senior Vice President


                        ACCEPTED BY:

                                JPMORGAN DISTRIBUTION SERVICES,
                                INC.


                                By:   /s/ Nancy E. Fields
                                      -------------------
                                      Name: Nancy E. Fields
                                      Title: Vice President

                                       11
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                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT

                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

NAME OF TRUST

NAME OF ENTITY                                               STATE AND FORM OF ORGANIZATION
--------------                                               ------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.                  Maryland corporation
J.P. Morgan Mutual Fund Group                                Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust                     Massachusetts business trust
Undiscovered Managers Funds                                  Massachusetts business trust
J.P. Morgan Series Trust II                                  Delaware statutory trust
J.P. Morgan Fleming Series Trust                             Massachusetts business trust
JPMorgan Trust I                                             Delaware statutory trust
JPMorgan Trust II                                            Delaware statutory trust

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

MONEY MARKET FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan 100% U.S. Treasury Securities Money Market Fund     JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund              JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                           JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund                      JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund                             JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                          JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                   One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                         One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                    One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                     One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                One Group U.S. Treasury Securities Money Market Fund

EQUITY FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Capital Growth Fund                                 JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                             JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                    JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                              JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                    JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                        JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                           JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                           JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                    JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                 JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                            JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                              JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                          JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund          JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund                              JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund                                JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio                      JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund                               JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                                JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund                            JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund                                 JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                 JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                 JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund                                 JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                  JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio                             JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund                 JPMorgan Multi-Manager Small Cap Growth Fund

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Multi-Manager Small Cap Value Fund                  JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Select Growth & Income Fund                         JPMorgan Select Growth and Income Fund
JPMorgan Small Cap Equity Fund                               JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio                             JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund                   JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund                     JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                      JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund                          JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Trust Small Cap Equity Fund                         JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund                                    JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio                JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund                             JPMorgan U.S. Small Company Fund
Undiscovered Managers Small Cap Growth Fund                  UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                 Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                  Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund                              Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund                            One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund                                  One Group Equity Income Fund
JPMorgan Equity Index Fund                                   One Group Equity Index Fund
JPMorgan International Equity Index Fund                     One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                               One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                         One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                       One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                     One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                      One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                               One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                               One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                      One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund                                     One Group Technology Fund

FIXED INCOME FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Bond Fund                                           JPMorgan Bond Fund
JPMorgan Bond Portfolio                                      JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund                       JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                                JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund                          JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Global Strategic Income Fund                        JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund                     JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                       JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                         JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                             JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                      JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund                          JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund            JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund                         One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                      One Group Bond Fund

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Government Bond Fund                                One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                 One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                              One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund                        One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                       One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                        One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                     One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund                               One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                            One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                            One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                      One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                  One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                              One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                          One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                   One Group West Virginia Municipal Bond Fund

INVESTOR FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Investor Balanced Fund                              One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                   One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                       One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                One Group Investor Growth Fund

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT

                     SHARES SUBJECT TO FRONT-END SALES LOAD

                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

EQUITY FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Capital Growth Fund                                 JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                             JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                    JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                              JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                    JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                        JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                           JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                           JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                    JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                 JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                            JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                              JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                          JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund          JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund                              JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund                                JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund                               JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                                JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund                            JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund                                 JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                 JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                 JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund                                 JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                  JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund                               JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund                          JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund                                    JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund                  UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                 Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                  Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund                              Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund                            One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund                                  One Group Equity Income Fund
JPMorgan Equity Index Fund                                   One Group Equity Index Fund
JPMorgan International Equity Index Fund                     One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                               One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                         One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                       One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                     One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                      One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                               One Group Real Estate Fund

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Small Cap Growth Fund                               One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                      One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund                                     One Group Technology Fund

FIXED INCOME FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Bond Fund                                           JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                       JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                                JPMorgan Enhanced Income Fund
JPMorgan Global Strategic Income Fund                        JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund                     JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                       JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                         JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                             JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                      JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund                          JPMorgan Tax Aware Real Income Fund
JPMorgan Arizona Municipal Bond Fund                         One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                      One Group Bond Fund
JPMorgan Government Bond Fund                                One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                 One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                              One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund                         One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                       One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                        One Group Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund                               One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                            One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                            One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                      One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                  One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                              One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                          One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                   One Group West Virginia Municipal Bond Fund

INVESTOR FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Investor Balanced Fund                              One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                   One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                       One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                One Group Investor Growth Fund

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT

                            DISTRIBUTION PLAN CLASSES

                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

NAME OF THE FUND

MONEY MARKET FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan 100% U.S. Treasury Securities Money Market          JPMorgan 100% U.S. Treasury Securities Money Market
Fund -- Morgan Class Shares                                  Fund -- Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market          JPMorgan 100% U.S. Treasury Securities Money Market
Fund -- Reserve Class Shares                                 Fund -- Reserve Class Shares
JPMorgan California Municipal Money Market Fund -- Morgan    JPMorgan California Tax Free Money Market Fund --
Class Shares                                                 Morgan Class Shares
JPMorgan Federal Money Market Fund -- Morgan Class Shares    JPMorgan Federal Money Market Fund -- Morgan Class Shares
JPMorgan Federal Money Market Fund -- Reserve Class Shares   JPMorgan Federal Money Market Fund -- Reserve Class Shares
JPMorgan New York Municipal Market Fund -- Morgan Class      JPMorgan New York Tax Free Money Market Fund -- Morgan
Shares                                                       Class Shares
JPMorgan New York Municipal Market Fund -- Reserve Class     JPMorgan New York Tax Free Money Market Fund -- Reserve
Shares                                                       Class Shares
JPMorgan Prime Money Market Fund -- Reserve Class Shares     JPMorgan Prime Money Market Fund -- Reserve Class Shares
JPMorgan Tax Free Money Market Fund -- Morgan Class Shares   JPMorgan Tax Free Money Market Fund -- Morgan Class Shares
JPMorgan Tax Free Money Market Fund -- Reserve Class Shares  JPMorgan Tax Free Money Market Fund -- Reserve Class Shares
JPMorgan U.S. Government Money Market Fund -- Morgan Class   One Group Government Money Market Fund -- Morgan Class
Shares                                                       Shares
JPMorgan U.S. Government Money Market Fund -- Reserve        One Group Government Money Market Fund -- Class A Shares
Class Shares
JPMorgan Michigan Municipal Money Market Fund -- Reserve     One Group Michigan Municipal Money Market Fund -- Class
Class Shares                                                 A Shares
JPMorgan Michigan Municipal Money Market Fund -- Morgan      One Group Michigan Municipal Money Market Fund --
Class Shares                                                 Morgan Class Shares
JPMorgan Municipal Money Market Fund -- Reserve Class        One Group Municipal Money Market Fund -- Class A Shares
Shares
JPMorgan Municipal Money Market Fund -- Morgan Class Shares  One Group Municipal Money Market Fund -- Morgan Class Shares
JPMorgan Ohio Municipal Money Market Fund -- Reserve Class   One Group Ohio Municipal Money Market Fund -- Class A
Shares                                                       Shares
JPMorgan Ohio Municipal Money Market Fund -- Morgan Class    One Group Ohio Municipal Money Market Fund -- Morgan
Shares                                                       Class Shares
JPMorgan Liquid Assets Money Market Fund -- Reserve Class    One Group Prime Money Market Fund -- Class A Shares
Shares
JPMorgan Liquid Assets Money Market Fund -- Morgan Class     One Group Prime Money Market Fund -- Morgan Class Shares
Shares
JPMorgan U.S. Treasury Plus Money Market Fund --             One Group U.S. Treasury Securities Money Market

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
Reserve Class Shares                                         Fund -- Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Morgan      One Group U.S. Treasury Securities Money Market Fund --
Class Shares                                                 Morgan Class Shares

EQUITY FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Capital Growth Fund -- Class A Shares               JPMorgan Capital Growth Fund -- Class A Shares
JPMorgan Disciplined Equity Fund -- Class A Shares           JPMorgan Disciplined Equity Fund -- Class A Shares
JPMorgan Diversified Fund -- Class A Shares                  JPMorgan Diversified Fund -- Class A Shares
JPMorgan Dynamic Small Cap Fund -- Class A Shares            JPMorgan Dynamic Small Cap Fund -- Class A Shares
JPMorgan Asia Equity Fund  -- Class A Shares                 JPMorgan Fleming Asia Equity Fund  -- Class A Shares
JPMorgan Emerging Markets Equity Fund -- Class A Shares      JPMorgan Fleming Emerging Markets Equity Fund -- Class A Shares
JPMorgan International Equity Fund -- Class A Shares         JPMorgan Fleming International Equity Fund -- Class A Shares
JPMorgan International Growth Fund -- Class A Shares         JPMorgan Fleming International Growth Fund -- Class A Shares
JPMorgan International Opportunities Fund -- Class A         JPMorgan Fleming International Opportunities Fund --
Shares                                                       Class A Shares
JPMorgan International Small Cap Equity Fund -- Class A      JPMorgan Fleming International Small Cap Equity Fund --
Shares                                                       Class A Shares
JPMorgan International Value Fund -- Class A Shares          JPMorgan Fleming International Value Fund -- Class A Shares
JPMorgan Intrepid European Fund -- Class A Shares            JPMorgan Fleming Intrepid European Fund -- Class A Shares
JPMorgan Japan Fund -- Class A Shares                        JPMorgan Fleming Japan Fund -- Class A Shares
JPMorgan Tax Aware International Opportunities Fund --       JPMorgan Fleming Tax Aware International Opportunities
Class A Shares                                               Fund -- Class A Shares
JPMorgan Global Healthcare Fund -- Class A Shares            JPMorgan Global Healthcare Fund -- Class A Shares
JPMorgan Growth & Income Fund -- Class A Shares              JPMorgan Growth and Income Fund -- Class A Shares
JPMorgan Intrepid America Fund -- Class A Shares             JPMorgan Intrepid America Fund -- Class A Shares
JPMorgan Intrepid Growth Fund -- Class A Shares              JPMorgan Intrepid Growth Fund -- Class A Shares
JPMorgan Intrepid Contrarian Fund -- Class A Shares          JPMorgan Intrepid Investor Fund -- Class A Shares
JPMorgan Intrepid Value Fund -- Class A Shares               JPMorgan Intrepid Value Fund -- Class A Shares
JPMorgan Market Neutral Fund -- Class A Shares               JPMorgan Market Neutral Fund -- Class A Shares
JPMorgan Mid Cap Equity Fund -- Class A Shares               JPMorgan Mid Cap Equity Fund -- Class A Shares
JPMorgan Mid Cap Growth Fund -- Class A Shares               JPMorgan Mid Cap Growth Fund -- Class A Shares
JPMorgan Mid Cap Value Fund -- Class A Shares                JPMorgan Mid Cap Value Fund -- Class A Shares
JPMorgan Small Cap Equity Fund -- Class A Shares             JPMorgan Small Cap Equity Fund -- Class A Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares
JPMorgan U.S. Equity Fund -- Class A Shares                  JPMorgan U.S. Equity Fund -- Class A Shares
Undiscovered Managers Small Cap Growth Fund -- Class A       UM Small Cap Growth Fund -- Class A Shares
Shares
Undiscovered Managers Behavioral Growth Fund -- Class A      Undiscovered Managers Behavioral Growth Fund - Class A
Shares                                                       Shares
Undiscovered Managers Behavioral Growth Fund -- Investor     Undiscovered Managers Behavioral Growth Fund --
Class Shares                                                 Investor Class Shares
Undiscovered Managers Behavioral Value Fund -- Class A       Undiscovered Managers Behavioral Value Fund -- Class A
Shares                                                       Shares
Undiscovered Managers REIT Fund -- Class A Shares            Undiscovered Managers REIT Fund -- Class A Shares
JPMorgan Diversified Mid Cap Fund -- Class A Shares          One Group Diversified Mid Cap Fund -- Class A Shares

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Equity Income Fund -- Class A Shares                One Group Equity Income Fund -- Class A Shares
JPMorgan Equity Index Fund -- Class A Shares                 One Group Equity Index Fund -- Class A Shares
JPMorgan International Equity Index Fund -- Class A Shares   One Group International Equity Index Fund -- Class A Shares
JPMorgan Large Cap Growth Fund -- Class A Shares             One Group Large Cap Growth Fund -- Class A Shares
JPMorgan Large Cap Value Fund -- Class A Shares              One Group Large Cap Value Fund -- Class A Shares
JPMorgan Market Expansion Index Fund -- Class A Shares       One Group Market Expansion Index Fund -- Class A Shares
JPMorgan Multi-Cap Market Neutral Fund - Class A Shares      One Group Market Neutral Fund - Class A Shares
JPMorgan Diversified Mid Cap Growth Fund -- Class A Shares   One Group Mid Cap Growth Fund -- Class A Shares
JPMorgan Diversified Mid Cap Value Fund -- Class A Shares    One Group Mid Cap Value Fund -- Class A Shares
JPMorgan U.S. Real Estate Fund -- Class A Shares             One Group Real Estate Fund -- Class A Shares
JPMorgan Small Cap Growth Fund -- Class A Shares             One Group Small Cap Growth Fund -- Class A Shares
JPMorgan Small Cap Value Fund -- Class A Shares              One Group Small Cap Value Fund -- Class A Shares
JPMorgan Strategic Small Cap Value Fund -- Class A Shares    One Group Strategic Small Cap Value Fund -- Class A Shares
JPMorgan Technology Fund - Class A Shares                    One Group Technology Fund - Class A Shares

FIXED INCOME FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Bond Fund -- Class A Shares                         JPMorgan Bond Fund -- Class A Shares
JPMorgan California Tax Free Bond Fund -- Class A Shares     JPMorgan California Bond Fund -- Class A Shares
JPMorgan Enhanced Income Fund -- Class A Shares              JPMorgan Enhanced Income Fund -- Class A Shares
JPMorgan Global Strategic Income Fund -- Class A Shares      JPMorgan Global Strategic Income Fund -- Class A Shares
JPMorgan Global Strategic Income Fund -- M Class Shares      JPMorgan Global Strategic Income Fund -- M Class Shares
JPMorgan Intermediate Tax Free Bond Fund -- Class A Shares   JPMorgan Intermediate Tax Free Income Fund -- Class A Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class A Shares     JPMorgan New Jersey Tax Free Income Fund -- Class A Shares
JPMorgan New York Tax Free Bond Fund -- Class A Shares       JPMorgan New York Intermediate Tax Free Income Fund -- Class A Shares
JPMorgan Short Term Bond Fund -- Class A Shares              JPMorgan Short Term Bond Fund -- Class A Shares
JPMorgan Short Term Bond Fund II -- Class A Shares           JPMorgan Short Term Bond Fund II -- Class A Shares
JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares    JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares
JPMorgan Tax Aware Real Income Fund -- Class A Shares        JPMorgan Tax Aware Real Income Fund -- Class A Shares
JPMorgan Arizona Municipal Bond Fund -- Class A Shares       One Group Arizona Municipal Bond Fund -- Class A Shares
JPMorgan Core Bond Fund -- Class A Shares                    One Group Bond Fund -- Class A Shares
JPMorgan Government Bond Fund -- Class A Shares              One Group Government Bond Fund -- Class A Shares
JPMorgan High Yield Bond Fund -- Class A Shares              One Group High Yield Bond Fund -- Class A Shares
JPMorgan Core Plus Bond Fund -- Class A Shares               One Group Income Bond Fund -- Class A Shares
JPMorgan Intermediate Bond Fund -- Class A Shares            One Group Intermediate Bond Fund -- Class A Shares
JPMorgan Kentucky Municipal Bond Fund - Class A Shares       One Group Kentucky Municipal Bond Fund - Class A Shares

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Louisiana Municipal Bond Fund -- Class A Shares     One Group Louisiana Municipal Bond Fund -- Class A Shares
JPMorgan Michigan Municipal Bond Fund -- Class A Shares      One Group Michigan Municipal Bond Fund -- Class A Shares
JPMorgan Mortgage-Backed Securities Fund - Class A Shares    One Group Mortgage Backed Securities Fund - Class A Shares
JPMorgan Municipal Income Fund -- Class A Shares             One Group Municipal Income Fund -- Class A Shares
JPMorgan Ohio Municipal Bond Fund -- Class A Shares          One Group Ohio Municipal Bond Fund -- Class A Shares
JPMorgan Short Duration Bond Fund -- Class A Shares          One Group Short-Term Bond Fund -- Class A Shares
JPMorgan Short Term Municipal Bond Fund -- Class A Shares    One Group Short-Term Municipal Bond Fund -- Class A Shares
JP Morgan Tax Free Bond Fund -- Class A Shares               One Group Tax-Free Bond Fund -- Class A Shares
JP Morgan Treasury & Agency Fund -- Class A Shares           One Group Treasury & Agency Fund -- Class A Shares
JP Morgan Ultra Short Term Bond Fund -- Class A Shares       One Group Ultra Short-Term Bond Fund -- Class A Shares
JP Morgan West Virginia Municipal Bond Fund -- Class A       One Group West Virginia Municipal Bond Fund -- Class A
Shares                                                       Shares

INVESTOR FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Group Investor Balanced Fund -- Class A Shares      One Group Investor Balanced Fund -- Class A Shares
JP Morgan Conservative Growth Fund -- Class A Shares         One Group Investor Conservative Growth Fund -- Class A Shares
JPMorgan Investor Growth & Income Fund -- Class A Shares     One Group Investor Growth & Income Fund -- Class A Shares
JPMorgan Investor Growth Fund -- Class A Shares              One Group Investor Growth Fund -- Class A Shares

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT

                                   CDSC SHARES
                                (CLASS B SHARES)
                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

NAME OF THE FUND

MONEY MARKET FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Prime Money Market Fund -- Class B Shares           JPMorgan Prime Money Market Fund -- Class B Shares
JPMorgan Liquid Assets Money Market Fund -- Class B Shares   One Group Prime Money Market Fund -- Class B Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class B     One Group U.S. Treasury Securities Money Market Fund --
Shares                                                       Class B Shares

EQUITY FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Capital Growth Fund -- Class B Shares               JPMorgan Capital Growth Fund -- Class B Shares
JPMorgan Diversified Fund -- Class B Shares                  JPMorgan Diversified Fund -- Class B Shares
JPMorgan Dynamic Small Cap Fund -- Class B Shares            JPMorgan Dynamic Small Cap Fund -- Class B Shares
JPMorgan Emerging Markets Equity Fund -- Class B Shares      JPMorgan Fleming Emerging Markets Equity Fund -- Class B Shares
JPMorgan International Equity Fund -- Class B Shares         JPMorgan Fleming International Equity Fund -- Class B Shares
JPMorgan International Growth Fund -- Class B Shares         JPMorgan Fleming International Growth Fund -- Class B Shares
JPMorgan International Opportunities Fund -- Class B Shares  JPMorgan Fleming International Opportunities Fund --
                                                             Class B Shares
JPMorgan International Small Cap Equity Fund -- Class B      JPMorgan Fleming International Small Cap Equity Fund --
Shares                                                       Class B Shares
JPMorgan International Value Fund -- Class B Shares          JPMorgan Fleming International Value Fund -- Class B Shares
JPMorgan Intrepid European Fund -- Class B Shares            JPMorgan Fleming Intrepid European Fund -- Class B Shares
JPMorgan Japan Fund -- Class B Shares                        JPMorgan Fleming Japan Fund -- Class B Shares
JPMorgan Global Healthcare Fund -- Class B Shares            JPMorgan Global Healthcare Fund -- Class B Shares
JPMorgan Growth & Income Fund -- Class B Shares              JPMorgan Growth and Income Fund -- Class B Shares
JPMorgan Intrepid America Fund -- Class B Shares             JPMorgan Intrepid America Fund -- Class B Shares
JPMorgan Intrepid Growth Fund -- Class B Shares              JPMorgan Intrepid Growth Fund -- Class B Shares
JPMorgan Intrepid Contrarian Fund -- Class B Shares          JPMorgan Intrepid Investor Fund -- Class B Shares
JPMorgan Intrepid Value Fund -- Class B Shares               JPMorgan Intrepid Value Fund -- Class B Shares
JPMorgan Market Neutral Fund -- Class B Shares               JPMorgan Market Neutral Fund -- Class B Shares
JPMorgan Mid Cap Equity Fund -- Class B Shares               JPMorgan Mid Cap Equity Fund -- Class B Shares
JPMorgan Mid Cap Growth Fund -- Class B Shares               JPMorgan Mid Cap Growth Fund -- Class B Shares
JPMorgan Mid Cap Value Fund -- Class B Shares                JPMorgan Mid Cap Value Fund -- Class B Shares
JPMorgan Small Cap Equity Fund -- Class B Shares             JPMorgan Small Cap Equity Fund -- Class B Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares
JPMorgan U.S. Equity Fund -- Class B Shares                  JPMorgan U.S. Equity Fund -- Class B Shares

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
Undiscovered Managers Behavioral Growth Fund -- Class B      Undiscovered Managers Behavioral Growth Fund -- Class B
Shares                                                       Shares
Undiscovered Managers Behavioral Value Fund -- Class B       Undiscovered Managers Behavioral Value Fund -- Class B
Shares                                                       Shares
Undiscovered Managers REIT Fund -- Class B Shares            Undiscovered Managers REIT Fund -- Class B Shares
JPMorgan Diversified Mid Cap Fund -- Class B Shares          One Group Diversified Mid Cap Fund -- Class B Shares
JPMorgan Equity Income Fund -- Class B Shares                One Group Equity Income Fund -- Class B Shares
JPMorgan Equity Index Fund -- Class B Shares                 One Group Equity Index Fund -- Class B Shares
JPMorgan International Equity Index Fund -- Class B Shares   One Group International Equity Index Fund -- Class B Shares
JPMorgan Large Cap Growth Fund -- Class B Shares             One Group Large Cap Growth Fund -- Class B Shares
JPMorgan Large Cap Value Fund -- Class B Shares              One Group Large Cap Value Fund -- Class B Shares
JPMorgan Market Expansion Index Fund -- Class B Shares       One Group Market Expansion Index Fund -- Class B Shares
JPMorgan Multi-Cap Market Neutral Fund - Class B Shares      One Group Market Neutral Fund - Class B Shares
JPMorgan Diversified Mid Cap Growth Fund -- Class B Shares   One Group Mid Cap Growth Fund -- Class B Shares
JPMorgan Diversified Mid Cap Value Fund -- Class B Shares    One Group Mid Cap Value Fund -- Class B Shares
JPMorgan U.S. Real Estate Fund -- Class B Shares             One Group Real Estate Fund -- Class B Shares
JPMorgan Small Cap Growth Fund -- Class B Shares             One Group Small Cap Growth Fund -- Class B Shares
JPMorgan Small Cap Value Fund -- Class B Shares              One Group Small Cap Value Fund -- Class B Shares
JPMorgan Strategic Small Cap Value Fund -- Class B Shares    One Group Strategic Small Cap Value Fund -- Class B Shares
JPMorgan Technology Fund - Class B Shares                    One Group Technology Fund - Class B Shares

FIXED INCOME FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Bond Fund -- Class B Shares                         JPMorgan Bond Fund -- Class B Shares
JPMorgan California Tax Free Bond Fund -- Class B Shares     JPMorgan California Bond Fund -- Class B Shares
JPMorgan Global Strategic Income Fund -- Class B Shares      JPMorgan Global Strategic Income Fund -- Class B Shares
JPMorgan Intermediate Tax Free Bond Fund -- Class B Shares   JPMorgan Intermediate Tax Free Income Fund -- Class B Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class B Shares     JPMorgan New Jersey Tax Free Income Fund -- Class B Shares
JPMorgan New York Tax-Free Bond Fund -- Class B Shares       JPMorgan New York Intermediate Tax Free Income Fund --
                                                             Class B Shares
JPMorgan Tax Aware Real Income Fund -- Class B Shares        JPMorgan Tax Aware Real Income Fund -- Class B Shares
JPMorgan Arizona Municipal Bond Fund -- Class B Shares       One Group Arizona Municipal Bond Fund -- Class B Shares
JPMorgan Core Bond Fund -- Class B Shares                    One Group Bond Fund -- Class B Shares
JPMorgan Government Bond Fund -- Class B Shares              One Group Government Bond Fund -- Class B Shares
JPMorgan High Yield Bond Fund -- Class B Shares              One Group High Yield Bond Fund -- Class B Shares
JPMorgan Core Plus Bond Fund -- Class B Shares               One Group Income Bond Fund -- Class B Shares
JPMorgan Intermediate Bond Fund -- Class B Shares            One Group Intermediate Bond Fund -- Class B Shares
JPMorgan Kentucky Municipal Bond Fund -- Class B Shares      One Group Kentucky Municipal Bond Fund -- Class B Shares
JPMorgan Louisiana Municipal Bond Fund -- Class B Shares     One Group Louisiana Municipal Bond Fund -- Class B Shares

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Michigan Municipal Bond Fund -- Class B Shares      One Group Michigan Municipal Bond Fund -- Class B Shares
JPMorgan Municipal Income Fund -- Class B Shares             One Group Municipal Income Fund -- Class B Shares
JPMorgan Ohio Municipal Bond Fund -- Class B Shares          One Group Ohio Municipal Bond Fund -- Class B Shares
JPMorgan Short Duration Bond Fund -- Class B Shares          One Group Short-Term Bond Fund -- Class B Shares
JPMorgan Short Term Municipal Bond Fund -- Class B Shares    One Group Short-Term Municipal Bond Fund -- Class B Shares
JPMorgan Tax Free Bond Fund -- Class B Shares                One Group Tax-Free Bond Fund -- Class B Shares
JPMorgan Treasury & Agency Fund -- Class B Shares            One Group Treasury & Agency Fund -- Class B Shares
JPMorgan Ultra Short Term Bond Fund -- Class B Shares        One Group Ultra Short-Term Bond Fund -- Class B Shares
JPMorgan West Virginia Municipal Bond Fund -- Class B        One Group West Virginia Municipal Bond Fund -- Class B
Shares                                                       Shares

INVESTOR FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Investor Balanced Fund -- Class B Shares            One Group Investor Balanced Fund -- Class B Shares
JPMorgan Investor Conservative Growth Fund -- Class B        One Group Investor Conservative Growth Fund -- Class B
Shares                                                       Shares
JPMorgan Investor Growth & Income Fund -- Class B Shares     One Group Investor Growth & Income Fund -- Class B Shares
JPMorgan Investor Growth Fund -- Class B Shares              One Group Investor Growth Fund -- Class B Shares

                                   SCHEDULE F
                          TO THE DISTRIBUTION AGREEMENT

                                  CDSC CLASSES
                                (CLASS C SHARES)
                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

NAME OF THE FUND

MONEY MARKET FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Prime Money Market Fund -- Class C Shares           JPMorgan Prime Money Market Fund -- Class C Shares
JPMorgan Liquid Assets Money Market Fund -- Class C Shares   One Group Prime Money Market Fund -- Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class C     One Group U.S. Treasury Securities Money Market Fund --
Shares                                                       Class C Shares

EQUITY FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Capital Growth Fund -- Class C Shares               JPMorgan Capital Growth Fund -- Class C Shares
JPMorgan Diversified Fund -- Class C Shares                  JPMorgan Diversified Fund -- Class C Shares
JPMorgan Dynamic Small Cap Fund -- Class C Shares            JPMorgan Dynamic Small Cap Fund -- Class C Shares
JPMorgan International Equity Fund -- Class C Shares         JPMorgan Fleming International Equity Fund -- Class C Shares
JPMorgan Intrepid European Fund -- Class C Shares            JPMorgan Fleming Intrepid European Fund -- Class C Shares
JPMorgan Global Healthcare Fund -- Class C Shares            JPMorgan Global Healthcare Fund -- Class C Shares
JPMorgan Growth & Income Fund -- Class C Shares              JPMorgan Growth and Income Fund -- Class C Shares
JPMorgan Intrepid America Fund -- Class C Shares             JPMorgan Intrepid America Fund -- Class C Shares
JPMorgan Intrepid Growth Fund -- Class C Shares              JPMorgan Intrepid Growth Fund -- Class C Shares
JPMorgan Intrepid Contrarian Fund -- Class C Shares          JPMorgan Intrepid Investor Fund -- Class C Shares
JPMorgan Intrepid Value Fund -- Class C Shares               JPMorgan Intrepid Value Fund -- Class C Shares
JPMorgan Mid Cap Value Fund -- Class C Shares                JPMorgan Mid Cap Value Fund -- Class C Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares
JPMorgan U.S. Equity Fund -- Class C Shares -- Class C       JPMorgan U.S. Equity Fund -- Class C Shares
Shares
Undiscovered Managers Behavioral Growth Fund -- Class C      Undiscovered Managers Behavioral Growth Fund -- Class C
Shares                                                       Shares
Undiscovered Managers Behavioral Value Fund -- Class C       Undiscovered Managers Behavioral Value Fund -- Class C
Shares                                                       Shares
Undiscovered Managers REIT Fund -- Class C Shares            Undiscovered Managers REIT Fund -- Class C Shares
JPMorgan Diversified Mid Cap Fund -- Class C Shares          One Group Diversified Mid Cap Fund -- Class C Shares
JPMorgan Equity Income Fund -- Class C Shares                One Group Equity Income -- Class C Shares
JPMorgan Equity Index Fund -- Class C Shares                 One Group Equity Index Fund -- Class C Shares
JPMorgan International Equity Index Fund - Class C Shares    One Group International Equity Index Fund - Class C Shares
JPMorgan Large Cap Growth Fund -- Class C Shares             One Group Large Cap Growth Fund -- Class C Shares
JPMorgan Large Cap Value Fund -- Class C Shares              One Group Large Cap Value Fund -- Class C Shares
JPMorgan Market Expansion Index Fund -- Class C Shares       One Group Market Expansion Index Fund -- Class C Shares

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Multi-Cap Market Neutral Fund - Class C Shares      One Group Market Neutral Fund - Class C Shares
JPMorgan Diversified Mid Cap Growth Fund - Class C Shares    One Group Mid Cap Growth Fund - Class C Shares
JPMorgan Diversified Mid Cap Value Fund - Class C Shares     One Group Mid Cap Value Fund - Class C Shares
JPMorgan U.S. Real Estate Fund -- Class C Shares             One Group Real Estate Fund -- Class C Shares
JPMorgan Small Cap Growth Fund -- Class C Shares             One Group Small Cap Growth Fund - Class C Shares
JPMorgan Small Cap Value Fund -- Class C Shares              One Group Small Cap Value Fund -- Class C Shares
JPMorgan Strategic Small Cap Value Fund -- Class C Shares    One Group Strategic Small Cap Value Fund -- Class C Shares
JPMorgan Technology Fund - Class C Shares                    One Group Technology Fund - Class C Shares

FIXED INCOME FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Bond Fund -- Class C Shares                         JPMorgan Bond Fund -- Class C Shares
JPMorgan California Tax Free Bond Fund -- Class C Shares     JPMorgan California Bond Fund -- Class C Shares
JPMorgan Global Strategic Income Fund -- Class C Shares      JPMorgan Global Strategic Income Fund -- Class C Shares
JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares   JPMorgan Intermediate Tax Free Income Fund -- Class C Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class C Shares     JPMorgan New Jersey Tax Free Income Fund -- Class C Shares
JPMorgan New York Tax Free Bond Fund -- Class C Shares       JPMorgan New York Intermediate Tax Free Income Fund -- Class C Shares
JPMorgan Tax Aware Real Income Fund -- Class C Shares        JPMorgan Tax Aware Real Income Fund -- Class C Shares
JPMorgan Arizona Municipal Bond Fund -- Class C Shares       One Group Arizona Municipal Bond Fund -- Class C Shares
JPMorgan Core Bond Fund -- Class C Shares                    One Group Bond Fund -- Class C Shares
JPMorgan Government Bond Fund -- Class C Shares              One Group Government Bond Fund -- Class C Shares
JPMorgan High Yield Bond Fund -- Class C Shares              One Group High Yield Bond Fund -- Class C Shares
JPMorgan Core Plus Bond Fund -- Class C Shares               One Group Income Bond Fund -- Class C Shares
JPMorgan Intermediate Bond Fund -- Class C Shares            One Group Intermediate Bond Fund -- Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares         One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund -- Class C Shares     One Group Louisiana Municipal Bond Fund -- Class C Shares
JPMorgan Michigan Municipal Bond Fund -- Class C Shares      One Group Michigan Municipal Bond Fund -- Class C Shares
JPMorgan Municipal Income Fund-- Class C Shares              One Group Municipal Income Fund-- Class C Shares
JPMorgan Ohio Municipal Bond Fund -- Class C Shares          One Group Ohio Municipal Bond Fund -- Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares           One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares     One Group Short-Term Municipal Bond Fund - Class C Shares
JPMorgan Treasury & Agency Fund -- Class C Shares            One Group Treasury & Agency Fund -- Class C Shares
JPMorgan Ultra Short Term Bond Fund - Class C Shares         One Group Ultra Short-Term Bond Fund - Class C Shares
JPMorgan West Virginia Municipal Bond Fund -- Class C        One Group West Virginia Municipal Bond Fund -- Class C
Shares                                                       Shares

INVESTOR FUNDS

NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
----------------------------                                 ----------
JPMorgan Investor Balanced Fund -- Class C Shares            One Group Investor Balanced Fund -- Class C Shares
JPMorgan Investor Conservative Growth Fund -- Class C        One Group Investor Conservative Growth Fund -- Class C
Shares                                                       Shares
JPMorgan Investor Growth & Income Fund -- Class C Shares     One Group Investor Growth & Income Fund -- Class C Shares
JPMorgan Investor Growth Fund -- Class C Shares              One Group Investor Growth Fund -- Class C Shares